Exhibit 99.1

ATG Reports Fourth Quarter and Full Year 2009 Financial Results

For the Full Year 2009, Company Achieves Record Revenue and Net Income
ATG to Host Conference Call Today, February 1, 2010 at 10:00 a.m. ET

CAMBRIDGE, Mass.--(BUSINESS WIRE)--February 1, 2010--Art Technology Group, Inc. (NASDAQ: ARTG), the premier provider of commerce solutions, today reported financial results for the fourth quarter and full year ended December 31, 2009.

Revenue for the fourth quarter of 2009 grew to $49.7 million, a 9% increase over fourth quarter 2008 revenue of $45.4 million. Revenue for the full year 2009 grew to $179.4 million, a 9% increase over full year 2008 revenue of $164.6 million.

“2009 was another year of record financial results and significant accomplishments for ATG,” stated Bob Burke, ATG’s president and CEO. “Revenue and net income were the highest in company history and we signed an impressive roster of new customers throughout the year. Looking ahead to 2010, we are very excited about customer demand as companies continue to invest in e-commerce.”

Product license bookings, a non-GAAP measure which the company defines as the sale of perpetual software licenses, grew 8% to $17.5 million for the fourth quarter from $16.2 million in the year ago quarter. Product license bookings for the full year 2009 were $56.9 million, an 8% increase over full year 2008 product license bookings of $52.8 million.

Net income in accordance with GAAP for the fourth quarter of 2009 increased to $5.2 million, or $0.04 per diluted share compared with net income of $3.5 million, or $0.03 per diluted share, in the fourth quarter of 2008. GAAP net income for the full year 2009 increased to $16.8 million, or $0.13 per diluted share compared with GAAP net income of $3.8 million, or $0.03 per diluted share in 2008.

Non-GAAP net income increased to $8.2 million for the fourth quarter of 2009, or $0.06 per diluted share compared with non-GAAP net income of $8.3 million, or $0.06 per diluted share for the fourth quarter of 2008. Non-GAAP net income for the full year 2009 increased to $27.5 million, or $0.21 per diluted share compared with non-GAAP net income of $17.6 million, or $0.13 per diluted share in 2008.

Cash flow from operations for the fourth quarter was $7.2 million. In 2009, cash flow from operations was $30.2 million. At December 31, 2009, ATG had $85.5 million in cash, cash equivalents, and marketable securities.

Julie Bradley, ATG’s senior vice president and CFO stated, “We are extremely pleased with our 2009 results. Through strong execution and cost containment efforts, we were able to increase revenue while expanding gross margins and net income. We achieved these results while continuing to invest in our business for future growth in 2010 and beyond.”

Quarterly Conference Call

ATG management will discuss the company’s fourth quarter and full year 2009 financial results, recent highlights, and business outlook on its quarterly conference call for investors at 10:00 a.m. ET today. The conference call will be broadcast live over the Internet. Investors interested in listening to the webcast should log on to the “Investors” section of the ATG website, www.atg.com. The live conference call also can be accessed by dialing (866) 723-3575 (or (706) 634-8872 for international calls) and using conference ID No. 48716325. A replay of the call will be available on the company’s website later in the day.

About ATG

A trusted, global specialist in e-commerce, ATG (Art Technology Group, Inc., NASDAQ: ARTG) has spent the last decade focused on helping the world's premier brands maximize the success of their online businesses. ATG Commerce is the commerce platform and business user application solution top-rated by industry analysts for powering highly personalized, efficient and effective e-commerce sites. ATG's platform-neutral optimization services can be easily added to any Web site to increase conversions and reduce abandonment. These services include ATG Recommendations and ATG’s eStara Click to Call and Click to Chat services. The company is headquartered in Cambridge, Massachusetts, with additional locations throughout North America and Europe. For more information, please visit http://www.atg.com.

© 2010 Art Technology Group, Inc. ATG and Art Technology Group are registered trademarks. All other product names, service marks, and trademarks mentioned herein are trademarks of their respective owners.

ART TECHNOLOGY GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(UNAUDITED)

	December 31,	September 30,	December 31,
	2009	2009	2008
ASSETS

Current Assets:
Cash, cash equivalents and marketable securities (including
restricted cash of $50, $0, and $1,669 as of December 31,
2009, September 30, 2009 and December 31, 2008,
respectively)	$79,094	$73,972	$60,983
Accounts receivable, net	41,522	31,850	35,109
Deferred costs, current	767	1,126	924
Deferred tax assets, current	430	534	560
Prepaid expenses and other current assets	3,359	2,910	3,814

Total current assets	125,172	110,392	101,390

Property and equipment, net	9,934	10,168	10,098
Intangible assets, net	4,064	4,991	7,770
Deferred costs, less current portion	1,387	1,391	1,984
Marketable securities (including restricted cash of $738, $419, and $419 as of December 31, 2009, September 30, 2009 and
December 31, 2008, respectively)	6,439	4,129	419
Deferred tax assets, less current portion	450	-	-
Other assets	907	1,483	1,423
Goodwill	65,683	65,683	65,683

Total long-term assets	88,864	87,845	87,377

Total assets	$214,036	$198,237	$188,767

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$5,720	$4,245	$2,958
Accrued expenses	18,873	16,203	18,875
Deferred revenue, current portion	42,640	40,025	38,782
Accrued restructuring, current portion	-	-	146

Total current liabilities	67,233	60,473	60,761

Other liabilities	536	249	1,775
Deferred revenue, less current portion	10,356	9,956	15,285

Total long-term liabilities	10,892	10,205	17,060

Stockholders' equity	135,911	127,559	110,946

Total liabilities and stockholders' equity	$214,036	$198,237	$188,767

ART TECHNOLOGY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(UNAUDITED)

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008
Revenue:
Product licenses	$16,974	$10,890	$15,108	$54,370	$47,429
Recurring services	26,500	24,904	23,704	98,535	91,039
Professional and education services	6,189	7,587	6,585	26,477	26,173

Total revenue	49,663	43,381	45,397	179,382	164,641

Cost of Revenue:
Product licenses	572	399	741	1,818	2,186
Recurring services	9,774	9,393	8,619	36,786	34,077
Professional and educational services	5,487	6,029	5,817	22,323	25,619

Total cost of revenue	15,833	15,821	15,177	60,927	61,882

Gross Profit	33,830	27,560	30,220	118,455	102,759

Operating Expenses:
Research and development	7,788	7,599	7,275	30,520	29,329
Sales and marketing	14,861	12,503	12,594	52,193	49,569
General and administrative	5,000	4,831	5,350	18,990	19,432

Total operating expenses	27,649	24,933	25,219	101,703	98,330

Income from operations	6,181	2,627	5,001	16,752	4,429
Interest and other income (expense), net	(180)	(314)	(140)	56	960

Income before provision for income taxes	6,001	2,313	4,861	16,808	5,389
Provision (benefit) for income taxes	762	(1,650)	1,354	12	1,590
Net income	$5,239	$3,963	$3,507	$16,796	$3,799

Basic net income per share	$0.04	$0.03	$0.03	$0.13	$0.03

Diluted net income per share	$0.04	$0.03	$0.03	$0.13	$0.03

Basic weighted average common shares outstanding	127,137	127,224	127,680	126,842	128,534

Diluted weighted average common shares outstanding	134,985	134,736	130,823	133,054	133,916

ART TECHNOLOGY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008

Cash Flows from Operating Activities:
Net income	$5,239	$3,963	$3,507	$16,796	$3,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,392	2,149	2,377	9,221	8,895
Non-cash stock-based compensation expense	2,124	2,463	2,072	8,944	7,896
Non-cash tax (benefit) expense	208	(1,871)	2,009	(1,663)	2,009
Net changes in operating assets and liabilities	(2,795)	3,237	1,638	(3,140)	11,484

Net cash provided by operating activities	7,168	9,941	11,603	30,158	34,083

Cash Flows from Investing Activities:
Purchases of marketable securities	(6,263)	(19,433)	(2,177)	(34,550)	(19,771)
Maturities of marketable securities	5,720	5,400	2,427	20,445	25,288
Purchases of property and equipment	(668)	(978)	(1,398)	(5,288)	(7,010)
Collateralization of letters of credit	-	-	-	-	(2,088)
Payment of acquisition costs, net of cash acquired	-	-	(244)	-	(9,766)

Net cash (used in) investing activities	(1,211)	(15,011)	(1,392)	(19,393)	(13,347)

Cash Flows from Financing Activities:
Proceeds from exercise of stock options	699	915	644	2,127	2,252
Proceeds from employee stock purchase plan	289	279	224	1,086	978
Repurchase of common stock	-	(4,265)	(7,429)	(4,265)	(8,908)
Payment of employee restricted stock tax withholdings	(65)	(45)	(24)	(938)	(529)

Net cash provided by (used in) financing activities	923	(3,116)	(6,585)	(1,990)	(6,207)

Effect of foreign exchange rate changes on cash and cash equivalents	1	388	(814)	1,131	(1,535)

Net increase (decrease) in cash and cash equivalents	6,881	(7,798)	2,812	9,906	12,994
Cash and cash equivalents, beginning of period	50,438	58,236	44,601	47,413	34,419

Cash and cash equivalents, end of period	$57,319	$50,438	$47,413	$57,319	$47,413

ART TECHNOLOGY GROUP, INC.
STATEMENTS OF OPERATIONS DATA
(In thousands)
(UNAUDITED)

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008
Equity-Related Compensation:

Cost of revenue	$455	$498	$411	$1,851	$1,556
Research and development	387	435	412	1,624	1,565
Sales and marketing	553	653	565	2,327	2,253
General and administrative	729	877	684	3,142	2,522

Total equity-related compensation	$2,124	$2,463	$2,072	$8,944	$7,896

Depreciation and Amortization:

Depreciation
Cost of revenue	$1,008	$746	$428	$3,482	$2,378
Research and development	252	259	409	1,081	1,120
Sales and marketing	139	152	307	659	721
General and administrative	66	65	148	293	367
	$1,465	$1,222	$1,292	$5,515	$4,586

Amortization
Cost of revenue	$401	$401	$649	$1,601	$1,921
Research and development	-	-	(162)	-	-
Sales and marketing	526	526	598	2,105	2,388
	$927	$927	$1,085	$3,706	$4,309

Total depreciation and amortization	$2,392	$2,149	$2,377	$9,221	$8,895

Capital Expenditures:

Purchases of property and equipment	$668	$978	$1,398	$5,288	$7,010

ART TECHNOLOGY GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME
(In thousands)
(UNAUDITED)

	Three months ended,			Twelve months ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008

Net income (GAAP)	$5,239	$3,963	$3,507	$16,796	$3,799

Amortization of acquired intangibles	927	927	1,085	3,706	4,309
Equity-related compensation	2,124	2,463	2,072	8,944	7,896
Tax adjustments	(112)	(1,871)	1,595	(1,983)	1,595

Net income (non-GAAP)	$8,178	$5,482	$8,259	$27,463	$17,599

Net income (non-GAAP) per share:

Basic	$0.06	$0.04	$0.06	$0.22	$0.14
Diluted	$0.06	$0.04	$0.06	$0.21	$0.13

Shares used in per share calculations:

Basic	127,137	127,224	127,680	126,842	128,534
Diluted	134,985	134,736	130,823	133,054	133,916

Reconciliation of Product License Bookings
(In thousands)
(UNAUDITED)

	Three months ended,			Twelve months ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008

Product license bookings	$17,492	$10,436	$16,155	$56,888	$52,782

Product license bookings not recognized	(5,058)	(4,321)	(6,105)	(21,357)	(25,546)

Product license deferred revenue recognized	4,540	4,775	5,058	18,839	20,193

Product license revenue	$16,974	$10,890	$15,108	$54,370	$47,429

Use of Non-GAAP Financial Measures

ATG is providing the non-GAAP historical financial measures presented above as the company believes that these figures are helpful in allowing individuals to better assess the ongoing nature of ATG's core operations. A "non-GAAP financial measure" is a numerical measure of a company's historical or future financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in the GAAP statement of operations.

Net income (non-GAAP) and net income per share (non-GAAP), as we present them in the financial data included in this press release, have been normalized to exclude the net effects of amortization of acquired intangible assets, equity-related compensation, and related tax adjustments. Management believes that these normalized non-GAAP financial measures excluding these items better reflect the company’s operating performance as these non-GAAP figures exclude the effects of non-recurring or non-cash expenses. Management believes that these charges are not necessarily representative of underlying trends in the company's performance and their exclusion provides investors with additional information to compare the company's results over multiple periods.

ATG considers “product license bookings,” a non-GAAP financial measure which the company defines as product license revenue recognized plus net change in deferred license revenue during any given period, to be an important indicator of growth in its software license business, as its business increasingly evolves toward a recurring, ratable revenue model.

The company uses these non-GAAP financial measures internally to focus management on period-to-period changes in the company's core business. Therefore, the company believes that this information is meaningful in addition to the information contained in the GAAP presentation of financial information. The presentation of this additional non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the tables above present the most directly comparable GAAP financial measure and reconcile non-GAAP net income and product license bookings to the comparable GAAP measures.

ATG Statement Under Private Securities Litigation Reform Act

This press release contains forward-looking statements including references to the company’s future growth and demand for its products and services. These statements involve known and unknown risks and uncertainties that may cause ATG’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks include the effect of the recent recession, on the level of spending by customers and prospective customers for ATG’s software and services; financial and other effects of cost control measures; quarterly fluctuations in ATG’s revenues or other operating results; customization and deployment delays or errors associated with ATG’s products; the risk of longer sales cycles for ATG’s products and ATG’s ability to conclude sales based on purchasing decisions that are delayed; satisfaction levels of customers regarding the implementation and performance of ATG’s products; ATG’s need to maintain, enhance, and leverage business relationships with resellers and other parties who may be affected by changes in the economic climate; ATG’s ability to attract and maintain qualified executives and other personnel and to motivate employees; activities by ATG and others related to the protection of intellectual property; potential adverse financial and other effects of litigation (including intellectual property infringement claims) and the release of competitive products and other activities by competitors. Further details on these risks are set forth in ATG’s filings with the Securities and Exchange Commission (SEC), including the company’s annual report on Form 10-K for the period ended December 31, 2008 and its quarterly report on Form 10-Q for the period ended September 30, 2009, as filed with the SEC. These filings are available free of charge on a website maintained by the SEC at http://www.sec.gov.

CONTACT:
Art Technology Group, Inc.
Kim Maxwell, 617-386-1006
Director, Investor Relations
kmaxwell@atg.com